EXHIBIT 10.66

EXECUTION COPY

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of January 4, 2008 by and among KNOLOGY, INC, a Delaware corporation (the “Borrower”), each Guarantor party hereto, each of the Incremental Term Loan Lenders party hereto, and CREDIT SUISSE, acting through one or more of its branches, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders named therein, the Administrative Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of March 14, 2007 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Incremental Term Loan Lenders party hereto desire to provide to the Borrower an Incremental Term Loan in the aggregate principal amount of $59,000,000 pursuant to and in accordance with Section 2.1(c) of the Credit Agreement; and

WHEREAS, the Borrower intends to use the proceeds from such Incremental Term Loan to fund a portion of the purchase price of all of the outstanding equity interests of Graceba Total Communications, Inc., an Alabama corporation (“Graceba”) pursuant to that certain Share Purchase Agreement dated November 2, 2007 among, the Borrower, Graceba, the sole shareholder of Graceba, and Knology of Alabama, Inc., an Alabama corporation and a Wholly-Owned Subsidiary of the Borrower (“Knology Alabama”), pursuant to which Graceba shall become a Wholly-Owned Subsidiary of Knology Alabama.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. Subject to satisfaction of the conditions contained in Section 2 hereof, the parties hereto agree that the Credit Agreement is amended, effective as of the Amendment Effective Date (as defined below), as follows:

(a) The Credit Agreement is amended by adding the following definitions to Section 1.1 thereof in the appropriate alphabetical location:

“Incremental Term Loan Applicable Margin” means with respect to the Incremental Term Loan made on the First Amendment Effective Date and maintained (i) as Base Rate Loans, a rate equal to 1.75% per annum and (ii) as Eurodollar Rate Loans, a rate equal to 2.75% per annum.”

“Incremental Term Loan Commitment” means the commitment of a Lender to make an Incremental Term Loan to the Borrower in the aggregate principal amount outstanding equal to the amount set forth opposite such Lender’s name on Schedule III (Incremental Term Loan Commitments), as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement.”

“Incremental Term Loan Lenders” means each Lender that has an Incremental Term Loan Commitment as set forth in the First Amendment.”

“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement dated as of January 4, 2008 among the Borrower, the Incremental Term Loan Lenders a party thereto and the Administrative Agent.”

“First Amendment Effective Date” means January 4, 2008, the date of the effectiveness of the First Amendment.”

“Graceba” means Graceba Total Communications, Inc., an Alabama corporation.”

“Graceba Acquisition” means the Borrower’s acquisition of all of the outstanding equity interests of Graceba pursuant to that certain Share Purchase Agreement dated November 2, 2007 among, the Borrower, the sole shareholder of Graceba, Graceba, and Knology of Alabama, Inc., an Alabama corporation and a Wholly-Owned Subsidiary of the Borrower (as used in this definition, “Knology Alabama”), the sole shareholder of the Graceba and the Graceba, pursuant to which Graceba shall become a Wholly-Owned Subsidiary of Knology Alabama.”

“Graceba Merger Consideration” means $75,000,000 cash consideration paid to the sole shareholder of Graceba pursuant to the Graceba Acquisition.”

(b) The Credit Agreement is amended by adding to the end of Section 2.1 thereof the following new subsection (d):

“(d) Incremental Term Loan Commitments. On the terms contained in this subsection (d) and subject to the conditions contained in this Agreement, each Incremental Term Loan Lender severally, and not jointly, agrees to make an Incremental Term Loan in Dollars to the Borrower on the First Amendment Effective Date, in an amount equal to such Lender’s Incremental Term Loan Commitment. Amounts of such Incremental Term Loans repaid or prepaid may not be reborrowed.

(i) Notwithstanding the rates of interest specified in Section 2.10(a), each Incremental Term Loan made pursuant to this subsection (d) shall bear interest on the unpaid principal amount thereof from the date such Incremental Term Loans are made until paid in full, except as otherwise provided in Section 2.10(c), as follows:

(A) if a Base Rate Loan, at a rate per annum equal to the sum of (A) the Base Rate as in effect from time to time plus (B) the Incremental Term Loan Applicable Margin; and

(B) if a Eurodollar Rate Loan, at a rate per annum equal to the sum of (A) the Eurodollar Rate determined for the applicable Interest Period plus (B) the Incremental Term Loan Applicable Margin in effect from time to time during such Eurodollar Interest Period.

(ii) The Borrower promises to repay such Incremental Term Loans made pursuant to this subsection (d) on the first Business Day following each Fiscal Quarter set forth below in the amounts set forth below:

Date	Incremental Term Loan Payment Amount
March 31, 2008	$147,500
June 30, 2008	$147,500
September 30, 2008	$147,500
December 31, 2008	$147,500
March 31, 2009	$147,500
June 30, 2009	$147,500
September 30, 2009	$147,500
December 31, 2009	$147,500
March 31, 2010	$147,500
June 30, 2010	$147,500
September 30, 2010	$147,500
December 31, 2010	$147,500
March 31, 2011	$147,500
June 30, 2011	$147,500
September 30, 2011	$147,500
December 31, 2011	$147,500
March 31, 2012	$147,500
June 30, 2012	$147,500
Term Loan Maturity Date	$56,345,000

(iii) Each Incremental Term Loan made pursuant to this subsection (d), shall mature on the Term Loan Maturity Date.

(iv) Except as otherwise provided in this subsection (d), each Incremental Term Loan that is made pursuant to this subsection (d) shall, for all other purposes of this Agreement, be considered a “Term Loan” as such term is defined in this Agreement.”

(c) The Credit Agreement is amended by deleting Section 4.13 thereof and substituting in lieu thereof the following:

“The proceeds of the Term Loan are being used by the Borrower (and, to the extent distributed to them by the Borrower, each other Loan Party) solely (a) to refinance all Existing Indebtedness and Existing Target Debt and related transaction costs, fees and expenses, (b) for the payment of the Transaction Costs, (c) to pay the Net Merger Consideration in connection with the Acquisition and (d) to pay a portion of the Graceba Merger Consideration in connection with the Graceba Acquisition. The proceeds of the Revolving Loans and Letters of Credit will be used by the Borrower (and, to the extent distributed to them by the Borrower, each other Loan Party) solely to provide for working capital and for general corporate purposes. Letters of Credit will be used solely to support payment obligations incurred in the ordinary course of business by the Borrower and its Subsidiaries.”

(d) The Credit Agreement is amended by adding Schedule III (Incremental Term Loan Commitments) in its entirety, as set forth on Exhibit A attached hereto.

Section 2. Conditions Precedent. This Amendment shall become effective as of the date (the “Amendment Effective Date”) the Administrative Agent received each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) A counterpart of this Amendment duly executed by the Borrower, each Guarantor, the Administrative Agent and the Incremental Term Loan Lenders party hereto;

(b) Certified copies of resolutions of the Board of Directors of the Borrower and each Guarantor approving the consummation of the Incremental Term Loans described in this Amendment and the execution, delivery and performance of this Amendment and the other documents to be executed in connection therewith;

(c) A favorable opinion of counsel for the Borrower and each Guarantor, addressed to the Administrative Agent and the Lenders and in form and substance and from counsel reasonably satisfactory to the Administrative Agent [and the Incremental Term Loan Lenders];

(d) All representations and warranties set forth in Section 4 of this Amendment are true and correct on and as of the Amendment Effective Date;

(e) Before and after giving effect to the Incremental Term Loan described in this Amendment, such Incremental Term Loans do not violate any Requirement of Law on the date of or immediately following such Incremental Term Loans and are not enjoined temporarily, preliminarily or permanently; and

(f) All fees and expenses (including reasonable fees and expenses of counsel) due and payable as of the Amendment Effective Date, in accordance with Section 3.3(b) of the Credit Agreement.

Section 3. Guarantor Acknowledgment. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder and that the Incremental Term Loans made pursuant to this Amendment, together with all accrued but unpaid interest thereon, shall constitute “Obligations” under the Guaranty.

Section 4. Representations. On and as of the Amendment Effective Date, the Borrower and the Guarantors represent and warrant to the Administrative Agent, the Lenders and the Incremental Term Loan Lenders that:

(a) Authorization. The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and the performance by the Borrower of the Credit Agreement, as amended by this Amendment, and the consummation of the transactions contemplated hereby: (i) are within such Borrower’s or Guarantor’s corporate or limited liability company powers; (ii) have been or, at the time of delivery thereof will have been duly authorized by all necessary corporate, limited liability company and other action, including the consent of shareholders or members where required. Each of this Amendment and the Credit Agreement, as amended by this Amendment, will be, when delivered hereunder, the legal, valid and binding obligation of the Borrower and each Guarantor party thereto, enforceable against such Borrower or Guarantor in accordance with its terms.

(b) Compliance with Laws, etc. The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and the performance by the Borrower of the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not (A) contravene or violate the Borrower, the Guarantors or any of their Subsidiaries’ respective Constituent Documents, (B) violate any other Requirement of Law applicable to the Borrower (including Regulations T, U and X of the Federal Reserve Board), or any order or decree of any Governmental Authority or arbitrator applicable to the Borrower or the Guarantors, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any material Contractual Obligation or Related Document of the Borrower, the Guarantors or any of their Subsidiaries or (D) result in the creation or imposition of any Lien upon any property of the Borrower, the Guarantors or any of their Subsidiaries, other than those in favor of the Secured Parties pursuant to the Collateral Documents.

(c) Pro Forma Financial Compliance. The Borrower is in compliance with the financial covenants contained in Sections 5.1 and 5.2 (Financial Covenants) of the Credit Agreement on the Amendment Effective Date for the most recently ended Fiscal Quarter on a pro forma basis both before and after giving effect to such Incremental Term Loans described herein.

(d) Representations and Warranties. The representations and warranties set forth in Article IV (Representations and Warranties) and in the other Loan Documents are true and correct in all material respects on and as of any such date after the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; provided, however, that solely for purposes of representations and warranties made on the Amendment Effective Date with respect to the Graceba and its Subsidiaries, such representations and warranties shall be limited to the Specified Representations.

(e) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 5. Acknowledgment of the Incremental Term Loan Lenders. Each Incremental Term Loan Lender party hereto acknowledges and confirms that (i) it is an existing “Lender” as defined in the Credit Agreement and (ii) as of the date hereof, the applicable lending offices and address for notices as set forth on Schedule II of the Credit Agreement remain true and correct information with respect to such Lender as an Incremental Term Loan Lender.

Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement, nor constitute a waiver or amendment of any provision of the Credit Agreement or for any purpose except as expressly set forth herein. After the Amendment Effective Date, this Amendment and the Credit Agreement shall be read together as a single instrument and this Amendment shall constituent a Loan Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement, as amended by this Amendment.

[Signatures Contained on the Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first written above.

KNOLOGY, INC., as Borrower

By:	/s/ M. Todd Holt
Name:	M. Todd Holt
Title:	Chief Financial Officer, Vice President, Treasurer, and Assistant Secretary

[Signatures Continue on Next Page]

KNOLOGY OF KNOXVILLE, INC.
KNOLOGY OF NASHVILLE, INC.
KNOLOGY OF KENTUCKY, INC.
KNOLOGY BROADBAND, INC.
KNOLOGY NEW MEDIA, INC.
KNOLOGY BROADBAND OF FLORIDA, INC.
ITC GLOBE, INC.
KNOLOGY OF AUGUSTA, INC.
KNOLOGY OF COLUMBUS, INC.
KNOLOGY OF MONTGOMERY, INC.
KNOLOGY OF FLORIDA, INC.
KNOLOGY OF SOUTH CAROLINA, INC.
KNOLOGY OF CHARLESTON, INC.
KNOLOGY OF HUNTSVILLE, INC.
KNOLOGY OF ALABAMA, INC.
VALLEY TELEPHONE CO. LLC,
INTERSTATE TELEPHONE COMPANY
KNOLOGY OF GEORGIA, INC.
GLOBE TELECOMMUNICATIONS, INC.
PRAIRIEWAVE HOLDINGS, INC.
PRAIRIEWAVE COMMUNICATIONS, INC.
PRAIRIEWAVE TELECOMMUNICATIONS, INC.
PRAIRIEWAVE COMMUNITY TELEPHONE, INC.
PRAIRIEWAVE BLACK HILLS, LLC
BLACK HILLS FIBER SYSTEMS, INC.
BHFC PUBLISHING, LLC
BLACK HILLS PUBLISHING MONTANA, LLC each as Guarantor

By:	/s/ M. Todd Holt
Name:	M. Todd Holt
Title:	Chief Financial Officer, Vice President, Treasurer, and Assistant Secretary

[Signatures Continue on Next Page]

[Signature Page to First Amendment to

Amended and Restated Credit Agreement for Knology, Inc.]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ DAVID DODD
Name:	DAVID DODD
Title:	VICE PRESIDENT

By:	/s/ JAMES NEIRA
Name:	JAMES NEIRA
Title:	ASSOCIATE

[Signatures Continued on Next Page]

[Signature Page to First Amendment to

Amended and Restated Credit Agreement for Knology, Inc.]

GENERAL ELECTRIC CAPITAL CORPORATION, as an Incremental Term Loan Lender

By:	/s/ KARL KIEFFER
Name:	KARL KIEFFER
Title:	DULY AUTHORIZED SIGNATORY

[Signatures Continued on Next Page]

[Signature Page to First Amendment to

Amended and Restated Credit Agreement for Knology, Inc.]

COBANK, ACB, as an Incremental Term Loan Lender
By:	/s/ K A. Oliver
Name:	K A. Oliver
Title:	Assistant Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment to

Amended and Restated Credit Agreement for Knology, Inc.]

CIT LENDING SERVICES CORPORATION, as an Incremental Term Loan Lender

By:	/s/ Anthony Holland
Name:	Anthony Holland
Title:	Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment to

Amended and Restated Credit Agreement for Knology, Inc.]

RAYMOND JAMES BANK, FSB, as an Incremental Term Loan Lender

By:	/s/ Andrew D. Hahn
Name:	Andrew D. Hahn
Title:	Senior Vice President

EXHIBIT A

SCHEDULE III

Incremental Term Loan Commitments

Lender	Incremental Term Loan Commitments
General Electric Capital Corporation	$21,000,000.00
CoBank, ACB	$15,000,000.00
CIT Lending Services Corporation	$13,000,000.00
Raymond James Bank, FSB	$10,000,000.00
TOTAL	$59,000,000.00